Income Taxes (Details) - Schedule of Deferred Tax Assets and Liabilities - CAD ($) $ in Thousands	May 31, 2024	May 31, 2023
Deferred Tax Assets
Finance Lease Liabilities	$ 20	$ 31
Operating tax losses carried forward	1,742	675
Property and equipment	19	4
Other tax pools	96	70
Valuation allowance	(1,857)	(748)
Net Deferred Tax Assets	20	32
Deferred Tax Liabilities
Right of Use assets	(20)	(32)
Total Deferred Tax Liabilities	(20)	(32)
Net Deferred Tax Asset (Liability)